                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

         --------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: June 12, 2001


                            PEOPLE'S BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



          MASSACHUSETTS                    0-7449               04-3272233
 --------------------------------   (COMMISSION FILE NO.)     ----------------
 (State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification  No.)


            545 PLEASANT STREET
        NEW BEDFORD, MASSACHUSETTS                                 02740
 -----------------------------------------                       ---------
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (508) 991-2601

                   ------------------------------------------

ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K of People's Bancshares, Inc., a Massachusetts corporation (the "Company"), contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, information concerning specific future business developments discussed herein are forward looking statements. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company. These expressed or implied important risks, uncertainties and other factors may cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include, without limitation, the Bank's continued ability to originate loans, fluctuation of interest rates, real estate market conditions in the Bank's lending areas, general and local economic conditions, the Bank's continued ability to attract and retain deposits, the Company's ability to control costs, possible changes in the loan loss provision, the timing and proceeds from the sale of certain securities, accounting matters and possible changes related to regulatory matters, new accounting pronouncements, changing regulatory requirements and new tax or other state and national legislation.

         On June 12, 2001, the Company issued a press release announcing the re-election of three incumbent directors: B. Benjamin Cavallo, Terrence A.
Gomes and Stanley D. Siskind to the Company's Board of Directors each for a three year term by the shareholders of the Company at the Company's Annual Meeting of Shareholders, held on June 12, 2001 (the "Annual Meeting"). There were no other nominations for the office of director of the Company at the Annual Meeting. The Company reaffirmed that following the Annual Meeting the Company intends to increase the size of its Board of Directors from ten to thirteen members. Subject to the receipt of the required non-objection letters from bank regulators, the Company will add Vincent Smyth, William Foster and Thomas Gillen to fill the three newly created vacancies on the Board of Directors. This is part of a definitive agreement entered into on April 19, 2001 by People's Bancshares and a group led by Vincent Smyth that terminates a previously announced proxy contest.

         At the Annual Meeting Richard S. Straczynski, the Company's Chief Executive Officer, and James K. Hunt, the Company's Chief Financial Officer, presented information concerning the business, opportunities, strategic options and regulatory relations of the Company to the shareholders in a power point format (the "Power Point Presentation"). In addition, the Company report that is has revised operating policies and plans, including a revised management plan that resulted in the hiring of a new Chief Financial Officer who is James
K. Hunt, hired in November 2001, and a Bank Treasurer who is John McKinlay, hired in March 2000.

         The press release issued on June 12, 2001 relating to the election of directors at the Annual Meeting is attached hereto as Exhibit 99.1. The Power Point Presentation made at the Annual Meeting on June 12, 2001 is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

              99.1  Press Release of People's Bancshares, Inc. dated June 12,
                    2001.

              99.2 Text of Power Point Presentation given at the People's Bancshares, Inc. Annual Meeting of Shareholders dated June 12, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PEOPLE'S BANCSHARES, INC.




                                  /s/    James K. Hunt
                                  --------------------------------------------
                                  James K. Hunt
                                  Executive Vice President/Finance &
                                  Administration and Chief Financial Officer

Dated: June 12, 2001